CF INDUSTRIES HOLDINGS, INC.
Exhibit 32.2
CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
In connection with the Annual Report on Form 10-K of CF Industries Holdings, Inc. (the Company) for the period ended December 31, 2025 as filed with the Securities and Exchange Commission on the date hereof (the Report), I, Richard A. Hoker, as Vice President and Corporate Controller and Interim Chief Financial Officer of the Company, hereby certify, pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that, to the best of my knowledge:
(1)The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
(2)The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Richard A. Hoker
Richard A. Hoker Vice President and Corporate Controller and Interim Chief Financial Officer (Principal Financial Officer)
Date:	February 25, 2026